3rd AMENDMENT OF EXCLUSIVE LICENSE AGREEMENT

This 3rD Amendment Exclusive License Agreement (hereinafter called “Amendment”), to be effective as of the 11th day of April, 2007, is by and between Protea Biosciences, Inc., a Delaware corporation having its principal place of business at 955 Hartman Run Road #210, Morgantown, WV 26507, (hereinafter referred to as “LICENSEE”) and West Virginia University Research Corporation (hereinafter referred to as “LICENSOR”), a nonprofit West Virginia corporation having its principal place of business at Chestnut Ridge Research Building, 886 Chestnut Ridge Road, PO Box 6216, Morgantown, WV 26506-6216, acting for and on behalf of West Virginia University (“WVU”).

whereas, LICENSOR has developed or is developing and owns certain new technologies defined in the Appendix to the Exclusive License Agreement;

whereas, LICENSEE has an exclusive option on the “Subject Technology” (as defined in the Agreement) resulting from an Exclusive Option Agreement signed by the Parties on 12/21/05;

whereas, the Parties have signed an Exclusive License Agreement on the “Subject Technology” and have a desire to update the “Fields of Invention” by adding two fields;

whereas, LICENSOR is willing to grant a new worldwide, exclusive license on the terms set forth herein to the “Subject Technology” to LICENSEE in this Agreement; and

whereas, LICENSEE desires to obtain said worldwide, exclusive, license to the Subject Technology by the newly assigned Principal Investigator;

now, therefore, witnesseth, that for and in consideration of the mutual promises and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the Parties hereto expressly agree as follows:

1.            The following field shall be added to the APPENDIX as APPENDIX III:
appendix iii (subject technology iii);
field of invention—electrochemical biosensor;
principal investigator Daniel Flynn, PhD.

2.            The “APPENDIX” shall be amended as if the same had been originally set forth therein as follows.

3.            The following field shall be added to the APPENDIX as APPENDIX IV:
APPENDIX IV (SUBJECT TECHNOLOGY IV);
FIELD OF INVENTION—PHOTOLIABLE DETERGENTS;
PRINCIPAL INVESTIGATOR Aaron Timperman, PhD.

4.            The “APPENDIX” shall be amended as if the same had been originally set forth therein as follows.

5.            The Section 1.7 shall be amended shall be amended as if the same had been originally set forth therein as follows:

1.7     The term “Subject Technology” shall mean all LICENSOR technology, cell lines, biological materials, compounds, hardware, software, know-how, methods, documents, materials,.tests, trade secrets, Trademarks, Improvements, and all other LICENSOR proprietary or confidential information, or intellectual property conceived by a Principal Investigator or Principal Investigators in an amount of greater than 50%. A Subject Technology shall be listed by Field of Invention in the attached Appendix developed as of the Agreement Date or which are developed during the term of this Agreement or the Exclusive Option Agreement between the parties. The term Subject Technology shall include all inventions by the listed Principal Investigator within the Field of Invention in the attached Appendix. Should a Principal Investigator have more than one Field of Invention, then each Field of Invention shall be a separate Subject Technology. Should a second Principal Investigator have inventions within the same Field of Invention as a first Principal Investigator, than each Principal Investigator shall have a separate Subject Technology for the Field of Invention unless the first and second Principal Investigators collaborated within the Field of Technology on the invention and listed such in the disclosure to WVURC. The term Subject Technology shall also include any United States Patent Applications and any United States or Foreign Patents issuing thereof, together with all patents or like protection that may in the future be granted on said Subject Technology whether in the United States of America or any other country and all substitutions for and divisions, continuations, continuations-in-part, renewals, reissues, extensions and the like on said applications and patents.

6.     In all other respects the terms of the Agreement shall remain unchanged and shall continue in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Agreement Date.

WEST VIRGINIA UNIVERSITY
RESEARCH CORPORATION, Licensor

		Sign:	/s/ Bruce Sparks

Dated:	4-11-2007	Title:	Director of Technology Transfer

PROTEA BIOSCIENCES, INC.
Licensee

		Sign:	/s/ Stephen Turner

Dated:	April 11, 2007	Title:	CEO

APPENDIX III (SUBJECT TECHNOLOGY III)
FIELD OF INVENTION— ELECTROCHEMICAL BIOSENSOR
PRINCIPAL INVESTIGATOR Daniel Flynn, PhD.

1. Disclosure #373—Nanostructured Electrochemical Biosensor with Apatamer as Molecular Recognition Probe.

APPENDIX IV (SUBJECT TECHNOLOGY IV)
FIELD OF INVENTION— PHOTOLIABLE DETERGENTS
PRINCIPAL INVESTIGATOR Aaron Timperman, PhD.

1. Disclosure #390—Method and Design of Photoliabile Detergents for use with Electrospray Ionization Mass Spectrometry.